                                                                     EXHIBIT 4.1

           NUMBER                                                      SHARES

                           TWEETER HOME ENTERTAINMENT
                                   GROUP, INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE                                    COMMON STOCK
IN BOSTON, MA OR NEW YORK, NY                                     $.01 PAR VALUE

--------------------------------------------------------------------------------
THIS CERTIFIES THAT                                            CUSIP 901167 10 6



is the owner of
--------------------------------------------------------------------------------
                      SEE REVERSE FOR CERTAIN DEFINITIONS
  FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF


TWEETER HOME ENTERTAINMENT GROUP, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation as from time to time amended.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, TWEETER HOME ENTERTAINMENT GROUP, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

     Dated:

/s/ Jeffrey S. Stone                                        /s/ Jeffrey S. Stone
--------------------                                        --------------------
   TREASURER                                                      PRESIDENT

                     --------------------------------------
                     Tweeter Home Entertainment Group, Inc.
                                   CORPORATE
                                      SEAL
                                      1998
                                    DELAWARE
                     --------------------------------------

COUNTERSIGNED AND REGISTERED:
     BankBoston, N.A.
          TRANSFER AGENT AND REGISTRAR

BY /s/ ?
----------------------------------------------
AMERICAN BANK NOTE COMPANY     JUNE 5, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                057119fc-C
(562) 989-2333
(FAX) (562) 426-7450   308-19x  Proof    REV 1
----------------------------------------------

                     TWEETER HOME ENTERTAINMENT GROUP, INC.

   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -- ..........Custodian...........
     TEN ENT -- as tenants by the entireties                                   (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of                               under Uniform Gifts to Minora
                survivorship and not as tenants                              Act............................
                in common                                                                 (State)

    Additional abbreviations may also be used thought not in the above list.

   For value received, ___________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
   /                                    /
   /                                    /
   /                                    /
   /                                    /

   ___________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

   ___________________________________________________________________________


   ___________________________________________________________________________


   ____________________________________________________________________ Shares
   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

   __________________________________________________________________ Attorney
   to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

   Dated, _____________________________


                          ______________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.



/                                                      /
/  AMERICAN BANK NOTE COMPANY        JUNE 5, 1998 fm   /
/  3504 ATLANTIC AVENUE                                /
/  SUITE 12                          057119bk-C        /
/  LONG BEACH, CA  90807                               /
/  (562) 989-2333                                      /
/  (FAX) (562) 426-7450               Proof_____ REV 1 /
/                                                      /